                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 13, 2003


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-29826               11-3453684
--------                                -------            ---------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)     File Number)       Identification Number)



                  One Suffolk Square, Islandia, New York 11749
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1      Press Release dated November 13, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

         On November 13, 2003, the registrant issued a press release announcing the registrant's earnings for the third quarter of fiscal year 2003 and the prior declaration of a dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          -----------------------
                                 By:      Douglas C. Manditch
                                          President & Chief Executive Officer
                                          Date:   November 13, 2003


                                          /s/ Thomas Buonaiuto
                                          --------------------
                                 By:      Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date:   November 13, 2003